FLEXIBLE PREMIUM VARIABLE ANNUITY - I

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated August 3, 2010

to the

Prospectus dated May 1, 2010

Effective following the close of business on August 13, 2010, the subaccount investing in the Transamerica Convertible Securities VP – Initial Class will be closed to further allocations of premium payments and policy value.

If you have any amount in the Transamerica Convertible Securities VP – Initial Class subaccount on August 16, 2010, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Transamerica Convertible Securities VP – Initial Class subaccount into other subaccounts;

•	withdraw amounts from the Transamerica Convertible Securities VP – Initial Class subaccount; and

•	maintain your current investment in the Transamerica Convertible Securities VP – Initial Class subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or rebalancing program) directing us to invest in the Transamerica Convertible Securities VP – Initial Class subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the Transamerica Convertible Securities VP – Initial Class subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – I dated May 1, 2010